UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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EVO Payments, Inc.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020. EVO PAYMENTS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of EVO PAYMENTS, INC. TEN GLENLAKE PARKWAY SOUTH TOWER, SUITE 950 ATLANTA, GEORGIA 30328 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D14523-P39192 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 14, 2020 Date: June 11, 2020Time: 10:00 a.m., Eastern Time Location: 10 Glenlake Parkway South Tower Atlanta, GA 30328

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D14524-P39192 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR all of the nominees listed in Proposal 1. 1. Elect Class II Directors: Nominees: 01) Laura M. Miller 02) Gregory S. Pope 03) Matthew W. Raino The Board of Directors recommends you vote FOR Proposal 2. 2. Approval, on an advisory basis, of the Company’s executive compensation. The Board of Directors recommends you vote 1 YEAR on Proposal 3. 3. Advisory vote on the frequency of future advisory votes on the Company’s executive compensation. The Board of Directors recommends you vote FOR Proposal 4. 4. Approval of an amendment to the EVO Payments, Inc. 2018 Omnibus Incentive Plan. The Board of Directors recommends you vote FOR Proposal 5. 5. Ratification of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. 6. To consider and act upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. D14525-P39192 Voting Items

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